UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2018

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

400 N. Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On November 15, 2018, Landmark Infrastructure Partners LP (the “Partnership”), Landmark Infrastructure Operating Company LLC, Landmark Infrastructure Inc. and Landmark Infrastructure Asset OpCo II LLC entered into a Third Amended and Restated Credit Agreement (the “A&R Credit Agreement”), with SunTrust Bank as Administrative Agent,  SunTrust Robinson Humphrey, Inc., as Joint Lead Arranger and Joint Bookrunner, Citizens Financial Group, Inc., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, Royal Bank of Canada as Joint Bookrunner and Co-Syndication Agent, and a syndicate of lenders (the “Lenders”). The A&R Credit Agreement amended and restated that certain Second Amended and Restated Credit Agreement by and among the Partnership, Landmark Infrastructure Operating Company LLC, the Administrative Agent and the lenders party thereto, dated as of July 31, 2017 (the “Existing Credit Agreement”), and as part of this amendment and restatement made the following changes, among others, to the Existing Credit Agreement:

•	Obtained commitments from a syndicate of banks with initial borrowing commitments of $450.0 million for five-years;
•	Borrowings under the A&R Credit Agreement are expected to bear interest at a rate equal to LIBOR, plus a spread ranging from 1.75% to 2.25% (determined based on leverage levels); and
•	Up to $75.0 million in loans under the A&R Credit Agreement may be denominated in Pound Sterling, Euro, Australia Dollars and Canadian Dollars.

The foregoing descriptions of the changes to the Existing Credit Agreement and of the A&R Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R Credit Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1

Third Amended and Restated Credit Agreement, dated as of November 15, 2018, by and among Landmark Infrastructure Asset OpCo II LLC, Landmark Infrastructure Inc., and Landmark Infrastructure Operating Company LLC as borrowers, Landmark Infrastructure Partners LP, the several banks, other financial institutions and lenders from time to time party thereto, and SunTrust Bank, as administrative agent, issuing bank and swingline lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: November 19, 2018	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer